Boston Private Financial Holdings, Inc. Reports Third Quarter 2014 GAAP EPS of $0.22 per share
Third Quarter Highlights:

•	Core Fees and Income increased 13% year-over-year: Fees from the Wealth Management businesses increased 14% year-over-year and 2% linked quarter to $31.5 million.

•
Deposit and loan growth: Average Total Deposits increased 9% year-over-year and 3% linked quarter to $5.2 billion. Average Total Loans increased 5% year-over-year to $5.2 billion. On a linked quarter basis, Average Total Loans were flat, influenced by the commercial loan sale executed in the second quarter of 2014.

•
Net Interest Income growth: Net Interest Income grew 6% year-over-year to $44.8 million. On a linked quarter basis, Net Interest Income decreased 3% due to lower interest recovered on previous non-accrual loans and lower yields on commercial loans.

•
Total Operating Expenses: Total Operating Expenses increased 4% to $54.0 million on a year-over-year basis and decreased 1% linked quarter due to seasonally lower marketing expenses and lower professional fees.

•
Provision credit: The Company recorded a provision credit of $2.6 million in the quarter due to net recoveries of $3.3 million and a decrease in criticized loans, partially offset by provision for newly originated loans.

Boston, MA - October 15, 2014 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported third quarter 2014 GAAP Net Income Attributable to the Company of $18.3 million, compared to $21.3 million for the second quarter of 2014. GAAP Net Income Attributable to the Company was flat on a year-over-year basis relative to the third quarter of 2013. Third quarter 2014 diluted earnings per share were $0.22, a $0.03 decrease from the second quarter of 2014. Diluted earnings per share were unchanged from the third quarter of 2013.
“The Company demonstrated desired loan and deposit growth and satisfactory returns on capital in the third quarter,” said Clayton G. Deutsch, CEO and President. "Total Revenue increased 8% year-over-year while Total Operating Expenses increased 4% for the same period, resulting in positive operating leverage of nearly 400 basis points. Given our focus on ROE attainment, we were pleased to see Return on Average Common Equity come in at 11.2% for the third quarter and 11.9% year-to-date.”
Core Fees and Income Increased 13% Year-Over-Year
On a year-over-year basis, Core Fees and Income (Investment Management Fees, Wealth Advisory Fees, Private Banking Wealth Management and Trust Fees, Other Banking Fee Income and Gain on Sale of Loans) increased 13% to $33.6 million due to double-digit revenue growth across all three Wealth Management business lines. On a linked quarter basis, Core Fees and Income fell 2% from $34.1 million for the second quarter of 2014, due to lower gain on sale of loans.
Total Assets Under Management/Advisory (“AUM”) were $24.8 billion at the end of the third quarter, down 2% from $25.4 billion at the end of the second quarter of 2014. AUM increased 9% from $22.7 billion at the end of the third quarter of 2013.
Net Interest Income
Net Interest Income for the third quarter was $44.8 million, down 3% from $46.3 million for the second quarter of 2014. On a year-over-year basis, Net Interest Income increased 6% from $42.3 million.

Net Interest Margin was 2.93% at the end of the third quarter, down 21 basis points from 3.14% at the end of the second quarter. Net Interest Margin was down six basis points from September 30, 2013.
Total Operating Expenses
Total Operating Expenses for the third quarter of 2014 were $54.0 million, down 1% from $54.4 million for the second quarter of 2014. On a year-over-year basis, Total Operating Expenses increased 4% from $52.0 million.
Provision Credit of $2.6M Driven By Net Recoveries
The Company recorded a $2.6 million credit to its Provision for Loan Losses for the third quarter of 2014, compared to a provision credit of $5.0 million for the second quarter. The provision credit was driven by net recoveries of $3.3 million and a decrease in criticized loans, partially offset by provision for newly originated loans. The Company recorded a provision credit of $6.0 million for the third quarter of 2013.
Criticized Loans decreased 5% on a linked quarter basis. Year-over-year, criticized loans increased 6%. Nonaccrual Loans (“Nonaccruals”) decreased 19% to $33.5 million, down from $41.6 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 34% from $50.8 million. As a percentage of Total Loans, Nonaccruals were 64 basis points at September 30, 2014, down 18 basis points from 82 basis points at June 30, 2014, and down 39 basis points from 1.03% at September 30, 2013.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	September 30, 2014	June 30, 2014	September 30, 2013
Total Criticized Loans	$179.5	$188.2	$169.3
Total Loans 30-89 Days Past Due and Accruing (13)	$3.6	$6.0	$8.2
Total Net Loans (Charged-off)/ Recovered	$3.3	$2.9	$2.4
Allowance for Loan Losses/ Total Loans	1.44%	1.46%	1.57%
Capital Ratios
The Company maintained strong capital ratios in the third quarter of 2014.
Capital ratios are listed below on a linked quarter and year-over-year basis:

	September 30, 2014	June 30, 2014	September 30, 2013
Total Risk-Based Capital *	15.5%	15.5%	15.2%
Tier I Risk-Based Capital *	14.2%	14.2%	13.9%
Tier I Leverage Capital *	10.3%	10.4%	10.3%
TCE/TA	7.6%	7.8%	7.2%
Tier I Common Equity/ Risk Weighted Assets *	10.6%	10.6%	10.1%
*September 30, 2014 data is presented based on estimated data.

Dividend Payments
Concurrent with the release of third quarter 2014 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.08 per share. The record date for this dividend is November 7, 2014, and the payment date is November 21, 2014.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is November 17, 2014, and the payment date is December 15, 2014.
Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; and the efficiency ratio (FTE basis), to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, October 16, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 2738721

Replay Information:
Available from October 16 at 12 noon until October 23
Dial In #: (877) 344-7529
Conference Number: 10053956
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates in Boston, New York, Los Angeles, and the San Francisco Bay Area. The Company has a $6 billion Private Banking balance sheet, and manages approximately $25 billion.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Steven Gaven
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3793
sgaven@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	September 30, 2014	June 30, 2014	September 30, 2013
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$308,912	$139,181	$323,941
Investment securities available for sale	724,638	683,590	702,944
Investment securities held to maturity	132,467	138,380	—
Stock in Federal Home Loan Banks	32,534	35,276	39,715
Loans held for sale	4,943	2,841	1,745
Total loans	5,213,491	5,106,051	4,922,222
Less: Allowance for loan losses	75,283	74,547	77,177
Net loans	5,138,208	5,031,504	4,845,045
Other real estate owned (“OREO”)	1,074	921	776
Premises and equipment, net	29,473	28,410	29,319
Goodwill	110,180	110,180	110,180
Intangible assets, net	17,475	18,506	21,656
Fees receivable	11,439	11,957	10,653
Accrued interest receivable	15,018	14,337	13,442
Deferred income taxes, net	48,443	50,516	60,853
Other assets	114,281	123,224	114,670
Total assets	$6,689,085	$6,388,823	$6,274,939
Liabilities:
Deposits	$5,334,881	$4,951,852	$4,942,765
Securities sold under agreements to repurchase	73,422	137,334	92,499
Federal Home Loan Bank borrowings	371,367	416,579	391,466
Junior subordinated debentures	106,363	106,363	110,487
Other liabilities	106,024	93,149	97,461
Total liabilities	5,992,057	5,705,277	5,634,678
Redeemable Noncontrolling Interests	21,397	20,895	17,224
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 80,464,390 shares at September 30, 2014; 80,394,009 shares at June 30, 2014; 79,821,898 shares at September 30, 2013	80,464	80,394	79,822
Additional paid-in capital	598,036	603,652	623,485
Accumulated deficit	(49,573)	(67,838)	(123,879)
Accumulated other comprehensive income/ (loss)	(1,312)	(1,542)	(4,283)
Total Company’s shareholders’ equity	675,368	662,419	622,898
Noncontrolling interests	263	232	139
Total shareholders’ equity	675,631	662,651	623,037
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,689,085	$6,388,823	$6,274,939

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$47,931	$49,396	$46,484	$144,541	$144,173
Taxable investment securities	876	730	544	2,242	1,544
Non-taxable investment securities	942	914	746	2,760	2,363
Mortgage-backed securities	1,605	1,689	1,338	5,230	4,080
Federal funds sold and other	379	253	277	978	635
Total interest and dividend income	51,733	52,982	49,389	155,751	152,795
Interest expense:
Deposits	3,603	3,375	3,206	10,194	10,112
Federal Home Loan Bank borrowings	2,354	2,359	2,750	7,039	8,399
Junior subordinated debentures	976	965	1,119	2,896	3,429
Repurchase agreements and other short-term borrowings	17	15	12	49	378
Total interest expense	6,950	6,714	7,087	20,178	22,318
Net interest income	44,783	46,268	42,302	135,573	130,477
Provision/ (credit) for loan losses	(2,600)	(5,000)	(6,000)	(8,800)	(8,000)
Net interest income after provision for loan losses	47,383	51,268	48,302	144,373	138,477
Fees and other income:
Investment management fees	12,011	11,754	10,511	35,226	31,445
Wealth advisory fees	12,278	11,979	10,698	35,730	31,083
Private banking wealth management and trust fees	7,251	7,043	6,508	21,255	19,780
Other banking fee income	1,835	1,677	1,679	5,192	5,183
Gain on sale of loans, net	183	1,694	430	1,966	2,363
Total core fees and income	33,558	34,147	29,826	99,369	89,854
Gain on repurchase of debt	—	—	—	—	620
Gain on sale of investments, net	8	—	7	9	35
Gain/(loss) on OREO, net	150	19	—	988	(13)
Gain on sale of Pacific Northwest offices (1)	—	—	—	—	10,574
Other	53	208	418	510	926
Total other income	211	227	425	1,507	12,142
Operating expense:
Salaries and employee benefits	35,855	34,338	33,102	106,767	104,605
Occupancy and equipment	7,346	7,349	7,307	22,492	22,411
Professional services	2,796	3,526	3,451	9,165	8,697
Marketing and business development	1,408	2,730	1,168	5,564	5,330
Contract services and data processing	1,404	1,447	1,462	4,289	4,514
Amortization of intangibles	1,031	1,045	1,056	3,129	3,275
FDIC insurance	857	854	823	2,607	2,817
Other	3,302	3,113	3,584	9,356	13,556
Total operating expense	53,999	54,402	51,953	163,369	165,205
Income before income taxes	27,153	31,240	26,600	81,880	75,268
Income tax expense	8,993	10,333	8,714	26,464	25,455
Net income from continuing operations	18,160	20,907	17,886	55,416	49,813
Net income from discontinued operations (2)	1,272	1,450	1,321	4,650	5,824
Net income before attribution to noncontrolling interests	19,432	22,357	19,207	60,066	55,637
Less: Net income attributable to noncontrolling interests	1,167	1,025	871	3,428	2,770
Net income attributable to the Company	$18,265	$21,332	$18,336	$56,638	$52,867

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Nine Months Ended
PER SHARE DATA:	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$18,265	$21,332	$18,336	$56,638	$52,867
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (3)	(796)	(1,195)	(665)	(3,052)	(13,590)
Net Income Attributable to the Common Shareholders	17,469	20,137	17,671	53,586	39,277
LESS: Amount allocated to participating securities	(75)	(132)	(160)	(328)	(1,378)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$17,394	$20,005	$17,511	$53,258	$37,899

End of Period Common Shares Outstanding	80,464,390	80,394,009	79,821,898

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	79,222,590	79,195,082	78,710,259	79,175,634	81,580,479
LESS: Participating securities	(535,528)	(756,446)	(1,040,242)	(750,021)	(4,330,819)
PLUS: Dilutive potential common shares	1,923,896	1,859,789	1,523,731	1,899,015	1,238,510
Weighted Average Diluted Shares (4)	80,610,958	80,298,425	79,193,748	80,324,628	78,488,170

Diluted Total Earnings per Share	$0.22	$0.25	$0.22	$0.66	$0.48

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	September 30, 2014	June 30, 2014	September 30, 2013
FINANCIAL DATA:
Book Value Per Common Share	$7.80	$7.65	$7.21
Tangible Book Value Per Share (5)	$6.22	$6.05	$5.56
Market Price Per Share	$12.39	$13.44	$11.09

ASSETS UNDER MANAGEMENT AND ADVISORY:
Private Banking	$4,701,000	$4,716,000	$4,263,000
Investment Managers	10,376,000	10,917,000	9,697,000
Wealth Advisory	9,731,000	9,760,000	8,809,000
Less: Inter-company Relationship	(22,000)	(23,000)	(21,000)
Total Assets Under Management and Advisory	$24,786,000	$25,370,000	$22,748,000

FINANCIAL RATIOS:
Total Equity/Total Assets	10.10%	10.37%	9.93%
Tangible Common Equity/ Tangible Assets (5)	7.62%	7.77%	7.22%
Tier I Common Equity/ Risk Weighted Assets (5)	10.63%	10.60%	10.15%
Allowance for Loan Losses/Total Loans	1.44%	1.46%	1.57%
Allowance for Loan Losses/Nonaccrual Loans	224%	179%	152%
Return on Average Assets - Three Months Ended (Annualized)	1.10%	1.32%	1.18%
Return on Average Common Equity - Three Months Ended (Annualized) (6)	11.20%	13.50%	12.32%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (6)	14.10%	17.15%	16.07%
Efficiency Ratio - Three Months Ended (7)	65.47%	64.39%	68.14%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In Thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	09/30/14	06/30/14	09/30/13	09/30/14	06/30/14	09/30/13	09/30/14	06/30/14	09/30/13
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$295,395	$262,253	$244,408	$876	$730	$544	1.19%	1.12%	0.90%
Non-taxable investment securities (8)	223,499	224,634	209,511	1,449	1,406	1,148	2.59%	2.50%	2.19%
Mortgage-backed securities	325,913	332,928	263,380	1,605	1,689	1,338	1.97%	2.03%	2.03%
Federal funds sold and other	359,899	187,722	244,622	379	253	277	0.42%	0.62%	0.44%
Total Cash and Investments	1,204,706	1,007,537	961,921	4,309	4,078	3,307	1.43%	1.64%	1.37%
Loans: (9)
Commercial and Construction (8)	2,841,869	2,856,603	2,657,121	31,657	33,397	30,435	4.36%	4.62%	4.48%
Residential	2,071,326	2,039,146	1,984,565	16,384	15,984	15,782	3.16%	3.14%	3.18%
Home Equity and Other Consumer	244,690	242,988	258,579	1,733	1,744	2,003	2.81%	2.88%	3.07%
Total Loans	5,157,885	5,138,737	4,900,265	49,774	51,125	48,220	3.81%	3.95%	3.88%
Total Earning Assets	6,362,591	6,146,274	5,862,186	54,083	55,203	51,527	3.36%	3.57%	3.47%
LESS: Allowance for Loan Losses	76,099	79,071	81,262
Cash and due From Banks (Non-Interest Bearing)	42,080	32,016	40,164
Other Assets	341,953	366,833	375,910
TOTAL AVERAGE ASSETS	$6,670,525	$6,466,052	$6,196,998
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$583,547	$601,104	$492,983	$110	$111	$97	0.07%	0.07%	0.08%
Money Market	2,640,762	2,509,400	2,425,333	2,273	1,994	1,782	0.34%	0.32%	0.29%
Certificates of Deposit	607,940	615,325	627,166	1,220	1,270	1,327	0.80%	0.83%	0.84%
Total Interest-Bearing Deposits	3,832,249	3,725,829	3,545,482	3,603	3,375	3,206	0.37%	0.36%	0.36%
Junior Subordinated Debentures	106,363	106,363	125,729	976	965	1,119	3.59%	3.59%	3.48%
FHLB Borrowings and Other	534,062	527,418	501,263	2,371	2,374	2,762	1.74%	1.78%	2.16%
Total Interest-Bearing Liabilities	4,472,674	4,359,610	4,172,474	6,950	6,714	7,087	0.61%	0.61%	0.67%
Noninterest Bearing Demand Deposits	1,404,875	1,334,791	1,277,319
Other Liabilities	100,106	93,539	114,588
Total Average Liabilities	5,977,655	5,787,940	5,564,381
Redeemable Noncontrolling Interests	23,584	23,850	17,688
Average Shareholders' Equity	669,286	654,262	614,929
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,670,525	$6,466,052	$6,196,998
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$47,133	$48,489	$44,440
LESS: FTE Adjustment (8)				2,350	2,221	2,138
Net Interest Income (GAAP Basis)				$44,783	$46,268	$42,302
Interest Rate Spread							2.75%	2.96%	2.80%
Bank only Net Interest Margin							3.00%	3.21%	3.07%
Net Interest Margin							2.93%	3.14%	2.99%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In Thousands)	Nine Months Ended		Nine Months Ended		Nine Months Ended
AVERAGE BALANCE SHEET:	09/30/14	09/30/13	09/30/14	09/30/13	09/30/14	09/30/13
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$270,914	$216,472	$2,242	$1,544	1.10%	0.96%
Non-taxable investment securities (8)	224,061	206,344	4,246	3,635	2.53%	2.35%
Mortgage-backed securities	333,252	291,815	5,230	4,080	2.09%	1.86%
Federal funds sold and other	250,942	189,503	978	635	0.52%	0.44%
Total Cash and Investments	1,079,169	904,134	12,696	9,894	1.57%	1.46%
Loans: (9)
Commercial and Construction (8)	2,844,013	2,721,191	95,975	94,277	4.45%	4.57%
Residential	2,048,700	1,983,966	48,537	48,809	3.16%	3.28%
Home Equity and Other Consumer	244,421	265,913	5,281	5,974	2.89%	3.00%
Total Loans	5,137,134	4,971,070	149,793	149,060	3.86%	3.97%
Total Earning Assets	6,216,303	5,875,204	162,489	158,954	3.46%	3.58%
LESS: Allowance for Loan Losses	77,462	83,090
Cash and due From Banks (Non-Interest Bearing)	38,628	41,780
Other Assets	357,896	391,399
TOTAL AVERAGE ASSETS	$6,535,365	$6,225,293
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
Savings and NOW	$577,012	$530,701	$319	$336	0.07%	0.08%
Money Market	2,547,039	2,365,310	6,112	5,495	0.32%	0.31%
Certificates of Deposit	615,903	658,464	3,763	4,281	0.82%	0.87%
Total Interest-Bearing Deposits	3,739,954	3,554,475	10,194	10,112	0.36%	0.38%
Junior Subordinated Debentures	106,363	132,117	2,896	3,429	3.59%	3.42%
FHLB Borrowings and Other	522,881	540,788	7,088	8,777	1.79%	2.14%
Total Interest-Bearing Liabilities	4,369,198	4,227,380	20,178	22,318	0.61%	0.70%
Noninterest Bearing Demand Deposits	1,385,966	1,251,112
Other Liabilities	104,556	117,505
Total Average Liabilities	5,859,720	5,595,997
Redeemable Noncontrolling Interests	20,795	18,193
Average Shareholders' Equity	654,850	611,103
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,535,365	$6,225,293
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$142,311	$136,636
LESS: FTE Adjustment (8)			6,738	6,159
Net Interest Income (GAAP Basis)			$135,573	$130,477
Interest Rate Spread					2.85%	2.88%
Bank only Net Interest Margin					3.10%	3.16%
Net Interest Margin					3.03%	3.08%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	September 30, 2014	June 30, 2014	September 30, 2013
LOAN DATA (11):
Commercial and Industrial Loans:
New England	$758,728	$715,814	$671,564
San Francisco Bay	124,993	119,554	75,519
Southern California	47,107	47,095	41,342
Total Commercial and Industrial Loans	$930,828	$882,463	$788,425
Commercial Real Estate Loans:
New England	$712,464	$717,166	$673,428
San Francisco Bay	628,149	626,744	597,405
Southern California	467,428	436,991	451,198
Total Commercial Real Estate Loans	$1,808,041	$1,780,901	$1,722,031
Construction and Land Loans:
New England	$82,492	$81,453	$106,324
San Francisco Bay	35,668	58,042	34,074
Southern California	12,385	10,927	14,211
Total Construction and Land Loans	$130,545	$150,422	$154,609
Residential Loans:
New England	$1,273,544	$1,231,902	$1,218,560
San Francisco Bay	456,355	452,864	466,801
Southern California	367,628	354,306	321,341
Total Residential Loans	$2,097,527	$2,039,072	$2,006,702
Home Equity Loans:
New England	$76,142	$81,465	$79,168
San Francisco Bay	30,060	27,804	31,882
Southern California	3,025	3,235	7,044
Total Home Equity Loans	$109,227	$112,504	$118,094
Other Consumer Loans:
New England	$124,449	$128,698	$116,692
San Francisco Bay	6,738	6,917	8,518
Southern California	6,136	5,074	7,005
Eliminations and other, net	—	—	146
Total Other Consumer Loans	$137,323	$140,689	$132,361
Total Loans:
New England	$3,027,819	$2,956,498	$2,865,736
San Francisco Bay	1,281,963	1,291,925	1,214,199
Southern California	903,709	857,628	842,141
Eliminations and other, net	—	—	146
Total Loans	$5,213,491	$5,106,051	$4,922,222

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	September 30, 2014	June 30, 2014	September 30, 2013
CREDIT QUALITY (11):
Special Mention Loans:
New England	$45,788	$55,882	$34,630
San Francisco Bay	24,623	24,264	20,875
Southern California	32,614	26,455	18,704
Total Special Mention Loans	$103,025	$106,601	$74,209
Accruing Substandard Loans (12):
New England	$13,589	$12,849	$12,053
San Francisco Bay	24,267	25,838	27,049
Southern California	5,331	1,306	5,207
Total Accruing Substandard Loans	$43,187	$39,993	$44,309
Nonaccruing Loans:
New England	$16,205	$19,818	$30,160
San Francisco Bay	15,133	16,487	14,218
Southern California	2,203	5,315	6,414
Total Nonaccruing Loans	$33,541	$41,620	$50,792
Other Real Estate Owned:
New England	$489	$336	$191
San Francisco Bay	585	585	585
Southern California	—	—	—
Total Other Real Estate Owned	$1,074	$921	$776
Loans 30-89 Days Past Due and Accruing (13):
New England	$1,825	$3,547	$2,047
San Francisco Bay	653	487	2,317
Southern California	1,145	1,950	3,819
Total Loans 30-89 Days Past Due and Accruing	$3,623	$5,984	$8,183
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$912	$(622)	$22
San Francisco Bay	465	1,959	2,111
Southern California	1,959	1,605	244
Total Net Loans (Charged-off)/ Recovered	$3,336	$2,942	$2,377
Loans (Charged-off)/ Recovered, Net for the Nine Months Ended:
New England	$830		$(2,078)
San Francisco Bay	3,064		778
Southern California	3,818		2,420
Total Net Loans (Charged-off)/ Recovered	$7,712		$1,120

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
On December 17, 2012, Boston Private Bank & Trust Company announced that it had entered into an agreement to sell its three offices in the Pacific Northwest region. The sale closed on May 10, 2013, at which time the Company recorded a gain on sale of $10.6 million.

(2)
Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(3)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(4)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.

(5)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	September 30, 2014	June 30, 2014	September 30, 2013
Total Balance Sheet Assets	$6,689,085	$6,388,823	$6,274,939
LESS: Goodwill and Intangible Assets, net	(127,655)	(128,686)	(131,836)
Tangible Assets (non-GAAP)	$6,561,430	$6,260,137	$6,143,103
Total Shareholders' Equity	$675,631	$662,651	$623,037
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(127,655)	(128,686)	(131,836)
Total adjusting items	(175,408)	(176,439)	(179,589)
Tangible Common Equity (non-GAAP)	$500,223	$486,212	$443,448
Total Equity/Total Assets	10.10%	10.37%	9.93%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.62%	7.77%	7.22%

Total Risk Weighted Assets *	$4,753,785	$4,643,514	$4,462,531
Tier I Common Equity *	$505,474	$491,982	$452,879
Tier I Common Equity/ Risk Weighted Assets	10.63%	10.60%	10.15%

End of Period Shares Outstanding	80,464	80,394	79,822

Book Value Per Common Share	$7.80	$7.65	$7.21
Tangible Book Value Per Share (non-GAAP)	$6.22	$6.05	$5.56
*     Risk Weighted Assets and Tier I Common Equity for September 30, 2014 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity.

The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended			Nine Months Ended
(In thousands, except per share data)	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Total average shareholders' equity	$669,286	$654,262	$614,929	$654,850	$611,103
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(29,260)
Average common equity (non-GAAP)	621,533	606,509	567,176	607,097	581,843
LESS: Average goodwill and intangible assets, net	(128,178)	(129,216)	(132,373)	(129,217)	(133,442)
Total adjusting items	(128,178)	(129,216)	(132,373)	(129,217)	(133,442)
Average Tangible Common Equity (non-GAAP)	$493,355	$477,293	$434,803	$477,880	$448,401

Net income attributable to the Company	$18,265	$21,332	$18,336	$56,638	$52,867
Less: Dividends on Series D preferred stock	(869)	(869)	(869)	(2,606)	(1,429)
Net income, after dividends on Series D preferred stock (non-GAAP)	$17,396	$20,463	$17,467	$54,032	$51,438

Return on Average Equity - (Annualized)	10.92%	13.04%	11.93%	11.53%	11.53%
Return on Average Common Equity - (Annualized) (non-GAAP)	11.20%	13.50%	12.32%	11.87%	11.79%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	14.10%	17.15%	16.07%	15.08%	15.30%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(7)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP net income attributable to the Company to Non-GAAP net income attributable to the Company, excluding the sale of the Pacific Northwest offices; from GAAP diluted total EPS to Non-GAAP diluted total EPS, excluding the effect of significant transactions; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis) are presented below:

	Three Months Ended			Nine Months Ended
(In thousands, except per share data)	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Income before income taxes (GAAP)	$27,153	$31,240	$26,600	$81,880	$75,268
ADD BACK: Provision/ (credit) for loan losses	(2,600)	(5,000)	(6,000)	(8,800)	(8,000)
Pre-tax, pre-provision earnings (non-GAAP)	$24,553	$26,240	$20,600	$73,080	$67,268

Net income attributable to the Company (GAAP)	$18,265	$21,332	$18,336	$56,638	$52,867
LESS: Gain on sale of Pacific Northwest offices, net of tax	—	—	—	—	6,267
Net income attributable to the Company, excluding the effect of significant transactions (Non-GAAP)	$18,265	$21,332	$18,336	$56,638	$46,600

Net income attributable to the Common Shareholders, after allocation to participating securities (GAAP)	$17,394	$20,005	$17,511	$53,258	$37,899
ADD BACK: Deemed dividend due to repurchase of Series B Preferred	—	—	—	—	11,738
LESS: Gain on sale of Pacific Northwest offices, net of tax	—	—	—	—	(6,267)
Net income attributable to the Common Shareholders, after allocation to participating securities, excluding the effect of significant transactions (Non-GAAP)	$17,394	$20,005	$17,511	$53,258	$43,370

Diluted Total Earnings Per Share (GAAP)	$0.22	$0.25	$0.22	$0.66	$0.48
Diluted Total Earnings Per Share, excluding the effect of significant transactions (Non-GAAP)	$0.22	$0.25	$0.22	$0.66	$0.55

Total operating expense (GAAP)	$53,999	$54,402	$51,953	$163,369	$165,205
Less: Amortization of intangibles	1,031	1,045	1,056	3,129	3,275
Total operating expense (excluding amortization of intangibles) (non-GAAP)	$52,968	$53,357	$50,897	$160,240	$161,930

Net interest income	$44,783	$46,268	$42,302	$135,573	$130,477
Total core fees and income	33,558	34,147	29,826	99,369	89,854
Total other income	211	227	425	1,507	12,142
FTE income	2,350	2,221	2,138	6,738	6,159
Total revenue (FTE basis)	$80,902	$82,863	$74,691	$243,187	$238,632
Efficiency Ratio, before deduction of intangible amortization (GAAP)	68.74%	67.46%	71.61%	69.09%	71.06%
Efficiency Ratio, FTE Basis (non-GAAP)	65.47%	64.39%	68.14%	65.89%	67.86%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Includes Loans Held for Sale and Nonaccrual Loans.

(10)	Includes Deposits Held for Sale.

(11)
The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices. Loans in the Pacific Northwest region that were not included the sale of that region's offices are included with the offices from which they are being managed after the sale. Net loans from the Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)
In addition to loans 30-89 days past due and accruing, at September 30, 2014, the Company had two loans totaling $0.5 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. At June 30, 2014, the Company had two loans totaling $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. At September 30, 2013, the Company had four loans totaling $1.7 million that were more than 90 days past due but still on accrual status. These loans originated in the San Francisco Bay and New England regions.